UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2023
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LIANBIO
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-40947	98-1594670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Carnegie Center Drive, Suite 309 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (609) 486-2308
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing 1 ordinary share, $0.000017100448 par value per share	LIAN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2023 (the “Termination Effective Date”), LianBio entered into a Termination Agreement, dated October 24, 2023 (the “Termination Agreement”), by and among MyoKardia, Inc. (“MyoKardia”) and Bristol-Myers Squibb Company (together with MyoKardia, the “Licensor Parties”) and, as applicable, E.R. Squibb Co. & Sons, L.L.C. and Swords Laboratories Unlimited Company, on the one hand, and LianBio, Lian Cardiovascular, Lian Cardiovascular Limited (“LianBio Cardiovascular HK”), LianBio Development (HK) Limited (“LianBio Development”), LianBio Licensing, LLC (“LianBio Licensing”) and Shanghai LianBio Development Co., Ltd. (“Local Agent”, and together with LianBio, Lian Cardiovascular, Lian Cardiovascular HK, LianBio Development and LianBio Licensing, the “Licensee Parties”), on the other hand. Pursuant to the Termination Agreement, LianBio terminated that certain Exclusive License Agreement, dated as of August 10, 2020, by and among LianBio, LianBio Licensing and MyoKardia (as subsequently amended, the “License Agreement”), pursuant to which LianBio had previously acquired exclusive rights to develop and commercialize mavacamten in Mainland China, Hong Kong, Macau, Taiwan, Singapore and Thailand. The termination of the License Agreement and certain related matters agreed to by the parties pursuant to the Termination Agreement is hereinafter referred to as the “Transaction”.

Pursuant to the Termination Agreement, LianBio will receive a one-time payment of $350 million as consideration for the Transaction. In addition, LianBio will be released from payment obligations of up to $127.5 million in remaining milestone payments under the License Agreement.

In addition to the termination of the License Agreement, the Termination Agreement provides for the termination of certain ancillary agreements, including, among others, the Development Supply Agreement, dated as of August 12, 2021, by and among LianBio, LianBio Licensing, Lian Cardiovascular HK, Local Agent and MyoKardia, the Commercial Supply Agreement, dated as of June 2, 2023, by and among Lian Cardiovascular HK, LianBio Development and the Licensor Parties, the Equity Holders’ Agreement, dated as of August 10, 2020, by and among LianBio, Lian Cardiovascular and MyoKardia, the Amended and Restated Option Agreement, dated as of August 10, 2020, by and among LianBio, Lian Cardiovascular, Lian Oncology, MyoKardia and QED Therapeutics, Inc., and the Supplemental Agreement for nHCM, dated as of August 11, 2023, by and among LianBio, LianBio Licensing, Lian Cardiovascular HK, and the Local Agent. In addition, a warrant held by MyoKardia, which was exercisable for 170,000 shares of Lian Cardiovascular, was irrevocably terminated in its entirety, effective as of the Termination Effective Date.

Pursuant to the Termination Agreement, the Licensee Parties will perform certain transition activities to facilitate the transition of development and commercialization of mavacamten in the applicable territories to the Licensor Parties, including assignment, transfer and transition of certain related rights, agreements, documents, filings and studies as well as certain ongoing regulatory activities and support related to mavacamten during the transition period, as applicable. The transition activities are expected to be completed within 18 months following the Termination Effective Date.

In addition, the Licensor Parties will reimburse the Licensee Parties for certain costs and expenses incurred in the performance of transition activities, for certain personnel costs and for amounts that become due under certain agreements following the Termination Effective Date.

The Termination Agreement further provides that certain employees of the Licensee Parties or their affiliates who are working on the development and commercialization of mavacamten will receive offers of employment from entities designated by the Licensor Parties.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which LianBio expects to include as an exhibit to a future periodic report, to be filed with the U.S. Securities and Exchange Commission.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosures regarding the termination of the material agreements set forth in Item 1.01 above are incorporated by reference into this Item 1.02.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures regarding the Transaction set forth in Item 1.01 above are incorporated by reference into this Item 2.01.

Item 7.01 Regulation FD Disclosure.

On October 30, 2023, LianBio issued a press release announcing topline data from the Phase 3 LIBRA trial of TP-03 in Chinese patients with Demodex blepharitis. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information. The unaudited pro forma condensed consolidated financial statements of LianBio, comprised of an unaudited pro forma consolidated balance sheet as of June 30, 2023 and unaudited pro forma consolidated statements of operations and comprehensive loss for the six months ended June 30, 2023 and the years ended December 31, 2022 and 2021, and the related notes thereto, are attached to this Current Report on Form 8-K as Exhibit 99.2. The unaudited pro forma consolidated balance sheet as of June 30, 2023 reflects the pro forma effect as if the Transaction had been consummated on June 30, 2023. The unaudited pro forma consolidated statements of operations and comprehensive loss for the six months ended June 30, 2023 and the years ended December 31, 2022 and 2021 include LianBio’s historical consolidated statements of operations and comprehensive loss adjusted to reflect the pro forma effect as if the Transaction had been effective January 1, 2021 (the first day of LianBio’s 2021 fiscal year).

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by LianBio, dated October 30, 2023
99.2	LianBio unaudited pro forma consolidated financial statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIANBIO

By:	/s/ Yizhe Wang
Yizhe Wang
Chief Executive Officer
Date: October 30, 2023